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                                                                    EXHIBIT 10.1

                        PAYOFF AND TERMINATION AGREEMENT

          PAYOFF AND TERMINATION AGREEMENT (this "Agreement"), dated as of July 8, 2005, among:

          (1) BON-TON RECEIVABLES MASTER NOTE TRUST, a Delaware statutory trust (the "Issuer");

          (2) THE BON-TON RECEIVABLES PARTNERSHIP, L.P., a Pennsylvania limited partnership (the "Transferor");


          (3) THE BON-TON OPERATIONS, INC., a Pennsylvania corporation ("Bon-Ton Operations"), as servicer (in such capacity, the "Servicer") and as administrator (in such capacity, the "Administrator");


          (4) THE BON-TON DEPARTMENT STORES, INC., a Pennsylvania corporation ("Bon-Ton DSI") and THE ELDER-BEERMAN STORES CORP., an Ohio corporation ("Elder-Beerman") (each a "Seller" and collectively, the "Sellers")


          (5) THE BON-TON STORES, INC., a Pennsylvania corporation ("Stores") and THE BON-TON CORP., a Delaware corporation ("Bon-Ton" and together with the Transferor, the Servicer, the Sellers and Stores, the "Bon-Ton Parties");

          (6) FALCON ASSET SECURITIZATION CORPORATION ("Falcon") and CHARTA, LLC ("Charta") (each a "Conduit Purchaser" and collectively, the "Conduit Purchasers");

          (7) JPMORGAN CHASE BANK, N.A. ("JPMorgan Chase") and CITIBANK, N.A. ("Citibank") (each a "Committed Purchaser" and collectively, the Committed Purchasers");

          (8) JPMORGAN CHASE and CITICORP NORTH AMERICA, INC. ("CNAI") (each a "Managing Agent" and collectively, the "Managing Agents");

          (9) JPMORGAN CHASE, as "Class A Agent" for the Purchasers (in such capacity the "Class A Agent");

          (10) WILMINGTON TRUST COMPANY, as owner trustee (in such capacity, the "Owner Trustee"); and

          (11) WACHOVIA BANK, N.A., as indenture trustee (in such capacity, the "Indenture Trustee").



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                             PRELIMINARY STATEMENTS

          (A) The Sellers and the Transferor are parties to a Receivables Purchase Agreement, dated as of January 30, 2004 (as amended, restated, modified and supplemented to the date hereof, the "Receivables Purchase Agreement") pursuant to which the Transferor agreed to purchase from the Sellers, certain Receivables and related property.

          (B) The Transferor, the Servicer, the Indenture Trustee and the Issuer are parties to that certain Transfer and Servicing Agreement dated as of January 30, 2004 (as amended, restated, modified and supplemented to the date hereof, the "Transfer and Servicing Agreement") pursuant to which the Issuer has agreed to purchase the Receivables and related property from the Transferor.

          (C) The Issuer and the Indenture Trustee are parties to that certain Master Indenture dated as of January 30, 2004 (as amended, restated, modified and supplemented to the date hereof, the "Indenture"). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Indenture, or, if not defined therein, in the Transfer and Servicing Agreement, the 2004-1 Supplement or the Note Purchase Agreement.

          (D) The Indenture has been supplemented by that certain Series 2004-1 Indenture Supplement dated as of January 30, 2004 (as amended, restated, modified and supplemented to the date hereof, the "2004-1 Supplement"), between the Issuer and the Indenture Trustee.

          (E) CNAI and JPMorgan Chase are the holders of the Class A Series 2004-1 Floating Rate Asset Backed Variable Funding Notes (each, a "2004-1 Note" and collectively, the "2004-1 Notes"), which Series 2004-1 Notes were issued pursuant to the terms of the 2004-1 Supplement and that certain Note Purchase Agreement (as amended, restated, modified and supplemented to the date hereof, the "Note Purchase Agreement") dated as of January 30, 2004 among the Transferor, the Servicer, the Conduit Purchasers, the Committed Purchasers, the Managing Agents and the Class A Agent.

          (F) The 2004-1 Notes are the only issued and outstanding Notes as of the date hereof.

          (G) The Transferor and the Owner Trustee are parties to that certain Trust Agreement dated as of January 30, 2004 (as amended, restated, modified and supplemented to the date hereof, the "Trust Agreement") pursuant to which the Issuer issued the Transferor Certificate and the Ownership Interest Certificate to the Transferor.

          (H) The Issuer and Bon-Ton Operations are parties to that certain Administration Agreement dated as of January 30, 2004 (as amended, restated, modified and supplemented to the date hereof, the "Administration Agreement") pursuant to which the Administrator agreed to provide certain administrative services to the Issuer and Owner Trustee.

          (I) Stores and Bon-Ton are parties to that certain Performance Undertaking dated as of January 30, 2004 (as amended, restated, modified and supplemented to the date hereof, the "Performance Undertaking") pursuant to which the Performance Guarantors

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guaranteed the due and punctual performance of certain obligations of the
Sellers and Bon-Ton Operations.

          (J) On the terms and subject to the conditions set forth herein, the Issuer and the Bon-Ton Parties desire to terminate the Receivables Purchase Agreement, the Transfer and Servicing Agreement, the Indenture, the 2004-1 Supplement, the Note Purchase Agreement, 2004-1 Notes, the Trust Agreement, the Administration Agreement, the Performance Undertaking, the Fee Letters, the Transferor Certificate, the Ownership Interest Certificate, each of the other Transaction Documents and all other instruments, documents and agreements executed in connection with the foregoing (collectively, the "Master Note Trust Documents") and, on the terms and subject to the conditions herein, Falcon, Charta, CNAI, Citibank, JPMorgan Chase, the Owner Trustee and the Indenture Trustee are agreeable to such termination.

          NOW THEREFORE, it is hereby agreed by and among the parties hereto as follows:

          SECTION 1. Payout Amounts. Each of the Indenture Trustee, the Owner Trustee, CNAI, JPMorgan Chase, Charta and Falcon hereby confirms that the aggregate amount owed to it under the Master Note Trust Documents, if paid on or before July 8, 2005 (the "Payout Date") in immediately available funds or in such other manner as such Person may direct in writing, will be the amount set forth opposite such Person's name on Exhibit I hereto (such amount being hereinafter referred to as such Person's "Payout Amount"). The Payoff Amount shall be sent by the Issuer to the Indenture Trustee, the Owner Trustee and each Managing Agent (for the account of the Purchasers in the related Purchase Group), directly or through the Indenture Trustee by wire or intrabank transfer of immediately available funds directed as set forth on Exhibit II hereto, or as otherwise agreed between the applicable Persons. The Payout Amount for each such Person includes, without limitation, all fees, expenses and other amounts payable to it under the Master Note Trust Documents, and each of the Indenture Trustee, the Owner Trustee, CNAI, JPMorgan Chase, Charta and Falcon hereby confirms that payment in full of its Payout Amount as described above will not cause any prepayment penalty or other charge under the Master Note Trust Documents which is not already included in such Payout Amount. Upon receiving written confirmation that the Payout Amount owed to each of the Indenture Trustee, the Owner Trustee, CNAI, JPMorgan Chase, Charta and Falcon has been paid in full on the Payout Date, the Servicer is hereby authorized and directed to apply all amounts on deposit in the Concentration Account, the Special Funding Account and the Series Account as the Transferor may direct in writing. The Servicer hereby acknowledges and agrees that, as of the Payout Date, it has been paid in full all amounts owing to it under the Master Note Trust Documents.

          SECTION 2. Termination of Master Note Trust Documents. Each of the parties hereto acknowledges and agrees that upon payment in full of all Payout Amounts owed to the Indenture Trustee, the Owner Trustee, CNAI, JPMorgan Chase, Citibank, Charta and Falcon, respectively, on the Payout Date as described in
Section 1 above:

          (a) each of the Master Note Trust Documents will terminate and none of the Issuer, the Bon-Ton Parties, the Indenture Trustee, the Owner Trustee, CNAI, JPMorgan Chase, Citibank, Charta or Falcon shall have any further obligations, liabilities, duties or responsibilities


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thereunder, except for any obligations that are expressly stated by their terms to survive termination of such Master Note Trust Documents, and, without limiting the generality of any of the foregoing, the Indenture Trustee and the Owner Trustee shall be deemed to have properly satisfied all of their respective obligations under the Master Note Trust Documents prior to and as of the date hereof;

          (b) all ownership interests, security interests, liens, and other encumbrances (collectively, "Liens") granted to, or otherwise existing in favor of, the Indenture Trustee, the Owner Trustee, CNAI, JPMorgan Chase, Citibank, Charta or Falcon under or in connection with the Master Note Trust Documents in respect of the Collateral and any other assets or interests in property of the Issuer or the Bon-Ton Parties shall be automatically released, and all of the right, title and interest of the Indenture Trustee, the Owner Trustee, CNAI, JPMorgan Chase, Citibank, Charta and Falcon in and to such Collateral and other assets or interests in property shall be automatically transferred and assigned, without recourse and without representation or warranty of any kind, to the Issuer, other than a representation and warranty by each such Person that all of its right, title and interest in and to such Collateral and other assets and interests in property of the Issuer have been transferred to the Issuer free and clear of any Liens created by or arising through such Person;

          (c) each of CNAI and JPMorgan Chase shall surrender their 2004-1 Notes to the Indenture Trustee for cancellation;

          (d) the Trust Termination Date shall be deemed to occur, the Owner Trustee shall distribute any money or other property held as part of the Trust Estate to the Transferor or as directed by the Transferor in accordance with
Section 8.01 of the Trust Agreement and the Transferor and the Owner Trustee shall take all necessary action to cause the termination of the Trust in the manner described in Section 8.01 of the Trust Agreement; and

          (e) all amounts remaining on deposit in the Collection Account, the Special Funding Account, any Series Account or any other account established in the name of, or otherwise subject to the direction and control of, the Indenture Trustee for the benefit of the Noteholders (collectively, the "Trust Accounts") shall be forthwith remitted to the Transferor or as the Transferor may otherwise direct in writing.

          SECTION 3. Further Assurances. Upon payment in full of all Payout Amounts on the Payout Date as described in Section 1 above, each of the Indenture Trustee, the Owner Trustee, CNAI, JPMorgan Chase, Citibank, Charta and Falcon agrees that it shall (at the Transferor's expense) execute and deliver all further instruments and documents and take all further actions as the Transferor may reasonably request in order to further evidence the termination, release and assignment described in Section 2 above. Without limiting the generality of the foregoing, the Indenture Trustee hereby agrees that upon such payment it shall (at the Transferor's expense) authorize, execute and/or deliver:

          (a) such UCC-3 termination statements as may be reasonably requested and prepared by the Transferor to evidence the release described in Section 2 above; and

          (b) a letter prepared by the Transferor and addressed to each bank at which a Trust Account is maintained, notifying such bank of the termination of the Master Note Trust Documents and transferring to the Transferor (or such other Person as the Transferor may direct


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in writing) all of the Indenture Trustee's right, title and interest in and to each such Trust Account and the amounts on deposit therein.

          In anticipation of the payment of the Payout Amounts as described above, the Indenture Trustee is hereby authorized and directed by each of the other parties hereto to deliver the instruments and documents referred to in items (a) and (b) above to Sidley Austin Brown & Wood LLP, to be held in escrow until such time as the Indenture Trustee has received written confirmation of the making of such payment.

          SECTION 4. Waiver of Conditions. By execution hereof, each party hereto waives compliance with any conditions precedent or other requirements set forth in the Master Note Trust Documents in connection with the payoff and termination contemplated hereby.

          SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

          SECTION 6. Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforeceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                     FALCON ASSET SECURITIZATION
                                     CORPORATION, as a Conduit Purchaser


                                     By: /s/ Brian Zimmer
                                        --------------------------------------
                                     Name:  Brian Zimmer
                                     Title: Authorized signer

                                     JPMORGAN CHASE BANK, N.A.,
                                     as a Committed Purchaser, a Managing Agent and as Class A Agent


                                     By:  /s/ Brian Zimmer
                                        --------------------------------------
                                     Name:  Brian Zimmer
                                     Title: Vice President
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                                     CHARTA, LLC, as a Conduit Purchaser

                                     By:  Citicorp North America, Inc.,
                                          its attorney-in-fact


                                     By: /s/ Kimberly A. Conyngham
                                        --------------------------------------
                                     Name:  Kimberly A. Conyngham
                                     Title: Vice President


                                     CITIBANK, N.A.,
                                     as a Committed Purchaser


                                     By: /s/ Kimberly A. Conyngham
                                        --------------------------------------
                                     Name:  Kimberly A. Conyngham
                                     Title: Vice President


                                     CITICORP NORTH AMERICA, INC.,
                                     as a Managing Agent


                                     By: /s/ Kimberly A. Conygham
                                        --------------------------------------
                                     Name:  Kimberly A. Conygham
                                     Title: Vice President
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                                     BON-TON RECEIVABLES MASTER
                                     NOTE TRUST, as Issuer

                                     By: Wilmington Trust Company,
                                         not in its individual capacity
                                         but solely as Indenture Trustee


                                     By: /s/ Erwin M Soriano
                                        --------------------------------------
                                     Name:  Erwin M. Soriano
                                     Title: Assistant Vice President


                                     WILMINGTON TRUST COMPANY,
                                     as Owner Trustee


                                     By: /s/ Erwin M. Soriano
                                        --------------------------------------
                                     Name:  Erwin M. Soriano
                                     Title: Assistant Vice President
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                                     THE BON-TON RECEIVABLES
                                     PARTNERSHIP, L.P., as Transferor


                                     By: /s/ H. Todd Dissinger
                                        --------------------------------------
                                     Name:  H. Todd Dissinger
                                     Title: Vice President and Treasurer


                                     THE BON-TON OPERATIONS, INC.,
                                     as Servicer and as Administrator


                                     By: /s/ H. Todd Dissinger
                                        --------------------------------------
                                     Name:  H. Todd Dissinger
                                     Title: Vice President and Treasurer


                                     THE BON-TON DEPARTMENT STORES, INC.,
                                     as a Seller


                                     By: /s/ H. Todd Dissinger
                                        --------------------------------------
                                     Name:  H. Todd Dissinger
                                     Title: Vice President and Treasurer


                                     THE ELDER-BEERMAN STORES CORP.,
                                     as a Seller


                                     By: /s/ H. Todd Dissinger
                                        --------------------------------------
                                     Name:  H. Todd Dissinger
                                     Title: Vice President and Treasurer
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                                     THE BON-TON STORES, INC.,
                                     as Performance Guarantor


                                     By: /s/ H. Todd Dissinger
                                        --------------------------------------
                                     Name:  H. Todd Dissinger
                                     Title: Vice President and Treasurer


                                     THE BON-TON CORP.,
                                     as Performance Guarantor


                                     By: /s/ Keith E. Plowman
                                        --------------------------------------
                                     Name:  Keith E. Plowman
                                     Title: Treasurer

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                                     WACHOVIA BANK, N.A.,
                                     not in its individual capacity but solely as Indenture Trustee


                                     By: /s/ Patricia O'Neill-Manella
                                        --------------------------------------
                                     Name:  Patricia O'Neill-Manella
                                     Title: Vice President